UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 20, 2026
SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
18 E. Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 763-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SHBI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 20, 2026, the Board of Directors of Shore Bancshares, Inc. (the “Company”) approved the amendment and restatement of the Company’s bylaws.
The following summarizes changes made by the amended and restated bylaws:

Section	Description
Article I, Section 4 – Notice of Meetings; Waiver of Notice	Provides that notice of stockholder meetings may be given by electronic transmission.
Article I, Section 7 – Voting	Requires that directors be elected by a majority of votes cast, except in a contested election
Article I, Section 8 – Advance Notice Provisions for Business to be Transacted at Annual Meeting
Requires that stockholder notice of business to be transacted at an annual meeting be given not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

Article II, Section 8 – Special Meetings	Provides that notice of special meetings of the Board of Directors may be given by electronic transmission.
Article II, Section 11 – Powers and Duties of the Chairman and the Vice Chairman	Relocates this section from Article III.
Article II, Section 12 – Advisory Directors	Provides that advisory directors shall not have the rights or duties of a director.
Article II, Section 15 – Action by Written Consent	Provides for acting by written consent given in writing or by electronic transmission.
Article III, Section 4 – Chief Financial Officer	Provides for the powers and duties of the Chief Financial Officer.
Article II, Section 6 – Treasurer	Removes bond requirement.
Article IV, Section 5 – Closing Transfer Books	Provides for fixing a record date not more than 90 days preceding the date of any meeting of stockholders or any dividend payment.
Article VI, Section 3 – Exclusive Forum for Certain Disputes
Provides that unless the Company consents in writing to the selection of an alternative forum, a state court located in Maryland (or, if no state court located in Maryland has jurisdiction, the United States District Court for the District of Maryland) will be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law, and (iv) any action asserting a claim governed by the internal affairs doctrine.

Other changes were made to conform to changes in the Maryland General Corporation Law. A number of non-substantive, ministerial, and clarifying changes were made as well.
The foregoing summary is qualified in its entirety by reference to the full text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: August 25, 2026	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer